UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 23, 2018

QURATE RETAIL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33982	84-1288730
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (720) 875-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03. Material Modification of Rights of Security Holders

Item 5.07.  Submission of Matters to a Vote of Security Holders

At Qurate Retail, Inc.’s (the “Company”) annual meeting of stockholders held on May 23, 2018 (the “Annual Meeting”), the following proposals were considered and acted upon by the stockholders of the Company: (1) a proposal to elect Richard N. Barton, Michael A. George and Gregory B. Maffei to continue serving as Class II members of the Company’s board of directors until the 2021 annual meeting of stockholders or their earlier resignation or removal; (2) a proposal to ratify the selection of KPMG LLP as the Company’s independent auditors for the fiscal year ending December 31, 2018 (the “auditors ratification proposal”); and (3) a proposal to approve the adoption of the amendment of the Company’s restated certificate of incorporation to (i) eliminate the tracking stock capitalization structure of the Company, (ii) reclassify each share of each series of the Company’s existing QVC Group Common Stock (as defined in the definitive proxy statement relating to the Annual Meeting) into one share of the corresponding series of the Company’s New Common Stock (as defined in the definitive proxy statement relating to the Annual Meeting), and (iii) make certain conforming and clarifying changes in connection with the foregoing (the “restated charter proposal”). The number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal are set forth below.

1. Election of the following Nominees to the Company’s Board of Directors

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Richard N. Barton	545,746,683	116,268,704	28,335,584
Michael A. George	563,207,592	98,807,795	28,335,584
Gregory B. Maffei	546,525,805	115,489,582	28,335,584

Accordingly, the foregoing nominees were re-elected to the Company’s board of directors.

2. The Auditors Ratification Proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes
685,658,172	4,233,564	459,235	—

Accordingly, the auditors ratification proposal was approved.

3. The Restated Charter Proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes
659,106,522	2,258,253	650,612	28,335,584

Accordingly, the restated charter proposal was approved.

Filing of New Charter

On May 23, 2018, the Company filed its restated certificate of incorporation (the “new charter”) with the Delaware Secretary of State after the market close. The new charter gives effect to the restated charter proposal, which (i) eliminates the tracking stock capitalization structure of the Company, (ii) reclassifies each share of each series of the Company’s existing QVC Group Common Stock (as defined in the definitive proxy statement relating to the Annual Meeting) into one share of the corresponding series of the Company’s New Common Stock (as defined in the definitive proxy statement relating to the Annual Meeting), and (iii) makes certain conforming and clarifying changes in connection with the foregoing.

The section of the Company’s definitive proxy statement relating to the Annual Meeting, filed with the U.S. Securities and Exchange Commission on April 19, 2018, entitled “Proposal 3—The Restated Charter Proposal” is incorporated herein by reference. This section is qualified in its entirety by reference to the full text of the new charter, which is incorporated by reference as Exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description
3.1

Restated Certificate of Incorporation of Qurate Retail, Inc. (incorporated by reference to Exhibit 3.1 to Amendment No. 5 to Qurate Retail, Inc.’s Form 8-A (File No. 001-33982) as filed on May 24, 2018).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 29, 2018

QURATE RETAIL, INC.

By:	/s/ Wade Haufschild
Name: Wade Haufschild
Title: Vice President